UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549
                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  (Date of earliest event reported) August 15, 1997

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                                FNC BANCORP, INC.
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      Georgia                      33-37078                       58-1910615
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 (State or other jurisdiction    (Commission                   (IRS Employer
       of incorporation)          File Number)            Identification Number)


                  420 S. Madison Avenue, Douglas, Georgia 31533
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                    (Address of principal executive offices)

Registrant's telephone number:  (912) 384-1100

ITEM 4.    Changes in Registrant's Certifying Accountant.

           On August 15, 1997, the Company's Board of Directors elected to dismiss Stewart, Fowler & Stalvey, P.C. as the Company's independent auditors. That same day, the Company engaged Mauldin & Jenkins, LLC to replace Stewart, Fowler & Stalvey, P.C. Pursuant to Item 304 of Regulation S-B, the Company discloses the following information:

1.     Stewart, Fowler & Stalvey, P.C. was dismissed on August 15, 1997.

2. The report prepared by Stewart, Fowler & Stalvey, P.C. on the financial statements for the fiscal years ending December 31, 1996 and 1995 did not contain an adverse opinion or disclaimer of opinion, nor was the report modified as to audit scope or accounting principles.

3. The decision to dismiss Stewart, Fowler & Stalvey, P.C. was recommended and approved by the Board of Directors.

4. There were no disagreements with Stewart, Fowler & Stalvey, P.C. on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedure or any other matter requiring disclosure pursuant to Item 304 of Regulation S-B.

     The Company provided Stewart, Fowler & Stalvey, P. C. with a copy of this disclosure and requested it to furnish a letter addressed to the Commission within ten business days stating whether it agrees with the statements made herein. A copy of this letter prepared by Stewart, Fowler & Stalvey, P. C. will be filed upon receipt.



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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, Corporation has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.

           This 18th day of August 1997.


                                                          FNC BANCORP, INC.



                                       By:
                                                                President